AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Exhibit A to Purchase Agreement Number 3219

P.A. No. 3219                                                                   A
PA_Exhibit_A   Rev.: 2/22/07
BOEING PROPRIETARY

Exhibit A to
Purchase Agreement No. 3219

AIRCRAFT CONFIGURATION

Dated

relating to

BOEING MODEL 787 AIRCRAFT

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 3219                                                                   A
PA_Exhibit_A   Rev.: 2/22/07
BOEING PROPRIETARY